Bispecific Anticalin Fusion Proteins for Localized Targeting of Immune Cells for Application in Immuno-Oncology

Christine Rothe, Ph.D.

PEGS Europe Summit, Nov 4, 2016

Forward Looking Statements

Statements in this presentation that are not descriptions of historical facts are forward-looking statements that are based on management’s current expectations and assumptions and are subject to risks and uncertainties. In some cases, you can identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or the negative of these terms or other comparable terminology. Factors that could cause actual results to differ materially from those currently anticipated include, without limitation, risks relating to the results of our research and development activities, including uncertainties relating to the discovery of potential drug candidates and the preclinical and clinical testing of our drug candidates; the early stage of our drug candidates presently under development; our ability to obtain and, if obtained, maintain regulatory approval of our current drug candidates and any of our other future drug candidates; our need for substantial additional funds in order to continue our operations and the uncertainty of whether we will be able to obtain the funding we need; our ability to retain or hire key scientific or management personnel; our ability to protect our intellectual property rights that are valuable to our business, including patent and other intellectual property rights; our dependence on third-party manufacturers, suppliers, research organizations, testing laboratories and other potential collaborators; competition in our industry; regulatory developments in the U.S. and foreign countries; as well as those risks more fully discussed in the “Risk Factors” section of our Current Report on Form 8-K filed with the SEC on December 18, 2014, the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2014, the Company’s quarterly reports on Form 10-Q, and the other reports we file with the SEC. In light of these risks, uncertainties and assumptions, the forward-looking statements regarding future events and circumstances discussed in this report may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. The forward-looking statements included in this presentation speak only as of the date hereof, and except as required by law, we undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations.

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Company and Technology

Overview

Pieris Pharmaceuticals, Inc.

Anticalins are a novel class of protein therapeutics, proprietary to Pieris, with several degrees of validation

Human data demonstrating desired drug-like properties

– 26 solid tumor patients with VEGF-A antagonist

– 36 healthy volunteers with hepcidin antagonist

Proven track record for successful collaborations with Pharma

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Human Lipocalins – Scaffold for

Novel Anticalin® Therapeutics

Human lipocalin High-affinity (pM) “template” Anticalin bound to

Small target

Highly diverse phage display libraries (>1011) of potential drug candidates

Human, natural Automated selection and Medium

binding proteins target

screening technology

Low molecular

weight Deep protein engineering

(~1/8 of mAb size)

know-how to yield ideal Extracellular drug candidates

Non-immunogenic

Very stable “cup- Large like” structure target

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Going Beyond Anticalin Proteins – Multispecific Drug Candidate Formats

Pure Anticalin formats

Anticalin Duocalin Tricalin Tetracalin

mAb-Anticalin formats

Fc-Anticalin formats

Molecules designed for optimal target engagement and drug-like properties Binding site geometry can be adjusted to biological need

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Anticalin® Product Pipeline

-pieris-

	Product	Target(s)	Indication	Partner	Discovery	Preclinical	Phase 1	Phase 2
Fully Owned	PRS-080	Hepcidin	Anemia	pieris	pegylated Anticalin			
	PRS-060	IL4Ra	Asthma	pieris	inhalable Anticalin			
	PRS-343	CD137/HER2	IO	pieris	mAb-Anticalin fusion			
	PRS-300s	n.d.	IO	pieris	bi-/multispecifics			
Co-Develop-ment	PRS-110	cMet	Oncology	Zydus				
	PRS-NN	n.d.	n.d.	Zydus			Partner funded* Major rights retained	
	PRS-NN	n.d.	Ophthal-mology	Stelis				
	PRS-NN	n.d.	Ophthal-mology	Stelis				
Fully Partnered	Daiichi Sankyo	n.d.	n.d.	Daiichi-Sankyo				
	Daiichi Sankyo	n.d.	n.d.	Daiichi-Sankyo			Partner funded Milestones & Royalties	
	Sanofi	n.d.	n.d.	SANOFI				

* Until end of Phase 1

n.d. = not disclosed

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Anticalin® Product Pipeline

	Product	Target(s)	Indication	Partner	Discovery	Preclinical	Phase 1	Phase 2
Fully Owned	PRS-080	Hepcidin	Anemia	pieris	pegylated Anticalin			
	PRS-060	IL4Ra	Asthma	pieris	inhalable Anticalin			
	PRS-343	CD137/HER2	IO	pieris	mAb-Anticalin fusion			
	PRS-300s	n.d.	IO	pieris	bi-/multispecifics			
Co-Develop-ment	PRS-110	cMet	Oncology	Zydus			Partner funded* Major rights retained	
	PRS-NN	n.d.	n.d.	Zydus				
	PRS-NN	n.d.	Ophthal-mology	Stelis				
	PRS-NN	n.d.		Stelis				
Fully Partnered	Daiichi Sankyo	n.d.	n.d.	Daiichi-Sankyo			Partner funded Milestones & Royalties	
		n.d.	n.d.	Daiichi-Sankyo				
	Sanofi	n.d.	n.d.	SANOFI				

* Until end of Phase 1 n.d. = not disclosed

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PRS-300 Series: Multispecifics for

Immuno-Oncology

Pieris' Immuno-Oncology Approach – Localized Immune Activation

Monospecific Targeting



Activating receptors
Inhibitory receptors
CD28
OX40
GITR
CD137
CD27
HVEM
CTLA-4
PD-1
TIM-3
BTLA
VISTA
LAG-3
T cell
Agonistic antibodies
T-cell stimulation
Blocking antibodies

Mellman *et al.* *Nature* 480, 480-489; 2011

Challenges

- Systemic mAbs often show narrow therapeutic window
- mAbs are poor agonists for certain activating receptors and depend on Fc receptor clustering

Pieris' Bispecific Approach



Tumor Cell
Tumor-targeting mAb
Immune system-targeting Anticalin
T cell

Potential benefits

- Enhanced tolerability with reduced "off-tumor" effects
- Tumor-mediated clustering drives signaling by activating receptors
- Increased efficacy in patients unresponsive to tumor-targeted therapies

Pieris is pursuing both activating and inhibitory IO targets

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Costimulatory T cell Engagement in Tumor

Microenvironment

T cell costimulation in tumor No T cell costimulation in periphery

Tumor Cell

Tumor target

MHC-peptide

Clustering No clustering

Costimulatory T cell receptor receptor

Costimulatory Primary signal TcR signal

T- Cell No activation Activation

Targeted Mode of Action

Clustering of bispecific molecules in tumor microenvironment drives costimulatory T cell engagement Maintaining T cell receptor-mediated tumor antigen specificity on activated T cells

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PRS-343

HER2-CD137 Bispecific Anticalin Fusion Proteins

PRS-343: HER2-CD137 Bispecifics

Multiple Formats Under Preclinical Evaluation

CD137 – a TNFR Costimulatory Target

- **Preclinically and clinically validated**
  - Marker for tumor-reactive T cells
  - Activation leads to tumor elimination in vivo
  - Signaling included in clinical CAR-T cells
- **mAbs struggle to find therapeutic window**
  - Activity depends on Fc receptor interaction
  - Doses required for T cell activation have led to toxicity

HER 2 – Validated but not fully exploited

- **Upregulated on several solid tumors** with significant unmet medical need
  - Bladder, gastric, ovarian, breast cancer
- **Restricted expression on normal tissue** favors immunotherapy approach
- Bispecific immunotherapy approach may **expand responding population**
  - HER2+ tumors with lower expression levels not adequately addressed with current therapy

PRS-343


CD137-targeting Anticalin
HER2-targeting mAb (trastuzumab derived)

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CD137 Targeting Lead Anticalin® Has Demonstrated Agonistic Properties

Binding to CD137

Affinity: KDhCD137 = 2nM

“Non-competitive” CD137 engagement preserves ligand-binding capability to CD137L

Biophysical properties

100% monomeric expression TM = 74°C (DSC)

Fully stable after 1 week at 37°C in PBS, hu or mu plasma

In vitro functional testing

IL-2 Production Assay

CD137 Anticalin

Control

Dose dependent T-cell activation in ex vivo human donor cell assay by CD137 clustering

•	CD137-specific Anticalin coated together with subthreshold concentration of aCD3 antibody on ELISA plate

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HER2-CD137 Bispecific Formats Retain Target Binding Capacity

?-HER2 CD137 Ac

HER2 CD137

Bispecific formats show similar binding to CD137 and HER2 as building blocks

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HER2-CD137 Bispecific Formats Bind Both Targets at the Same Time

Dual binding ELISA data

Dual binding

detection Biotin

assay format

titration

coating

Simultaneous target engagement confirmed for all bispecific formats

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PRS-343 Bispecifics Exhibit

Favorable Biophysical Properties

Storage Stability

Time 0 Time 7day

Freeze / Thaw Stability

Reference Reference Reference Reference

3	F/T 3 F/T 3 F/T 3 F/T

PBS at 37°C

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Plasma and Storage Stability Confirmed

% activity

Plasma stability confirmed

•	Fully active after 1 week in human (green) and mouse plasma (blue) at 37°C (0.5mg/ml; dual binding qELISA)
4	wks, 40°C
*	reference

Storage stability confirmed

•	Fully stable and active after 4 weeks at 40°C in PBS (20mg/mL, aSEC and dual binding qELISA); *blotted with an off-set on

the y-axis for better visualization

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HER2-CD137 Bispecifics Mode of Action – Relevance of Fc-γ Receptor Interaction

Desired

Tumor-target driven T-cell activation


T cell
CD137
HER2
HER2+ tumor cell
Killing

Detrimental

NK mediated ADCC of T cells

Non-tumor target driven random activation of T cells


ADCC
NK Cell
T cell
CD16
CD137
Activation
FcγR+ cell
T cell
CD16
CD32
CD64
…
CD137

- Desired mode of action is HER2-dependent CD137 clustering and activation on T cells
- Trastuzumab IgG1 backbone could induce undesired side effects of ADCC directed against T cells and non-tumor localized activation of T-cells via FcγR positive cells in the periphery
- ➢ PRS-343 bispecifics contain trastuzumab with an engineered IgG4 backbone to minimize FcγR binding

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Engineered IgG4 Backbone Ensures Reduced FcgRI

& FcgRIII Interaction – FcRn Interaction Retained

FcgRI FcgRIII FcRn

Trastuzumab (IgG1)

Control fusion (IgG1) HC-C-Term. (IgG4engineered) LC-C-Term. (IgG4engineered) LC-N-Term. (IgG4engineered) HC-N-Term. (IgG4engineered)

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PoC: T Cell Activation by HER2-CD137 Bispecifics is HER2 Target-Dependent

Assay Design



IL-2
IFN-γ
T cell
Activation
Signal 1
Signal 2
Costimulatory HER2 – CD137
Bispecifics lead to activation
Excess of trastuzumab blocks binding of Bispecifics and T cell activation
α-CD3 antibody
SKBR3 tumor cell
culture dish

- Her-2 positive SKBR3 cells were grown on 96-well culture dishes, precoated with aCD3 antibody
- T cells from healthy donor PBMCs were added together with HER2 - CD137 bispecifics to activate T cells
- Excess of trastuzumab inhibits binding of HER2 – CD137 bispecifics and activation of T cells

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PoC: T Cell Activation by HER2-CD137 Bispecifics is HER2 Target-Dependent

IL-2 response IL-2 response with Her2 blockade Assay design

Construct

A

Construct B

Activity is HER2 target+ dependent

Addition of excess trastuzumab

Construct Trastuzumab

prevents bispecific binding to

C

HER2-positive cells and results in a loss of activity

Geometry impacts activity of HER2-CD137 Bispecifics

Construct

D Three constructs are capable of activating T cells

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Pharmacokinetics of HER2-CD137 Bispecifics in Mice are Comparable to Trastuzumab

Pharmacokinetics in mice PK assay set up

trastuzumab

Construct A

detection Biotin titration coating

Bispecifics Trastuzumab

10mg/kg of bispecifics or trastuzumab were injected i.v. in male CD-1 mice (3 mice per timepoint) Terminal half-lives of bispecifics range from 15-21 days compared to 13 days for trastuzumab

Beneficial half-life of parental antibody is preserved for all bispecifics or even exceeded

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Summary and Path Forward

PRS-343: HER2-CD137 Bispecifics

– Exhibit excellent binding and drug-like properties with long half lives in mice

– Induce strong T cell activation via tumor target-dependent costimulatory T cell engagement

– Expected to allow potent local activation of tumor-specific T cells with low toxicity

PRS-343 Path to Clinic

– Drug candidate nomination planned for YE 2015

– Initiate IND enabling studies in 2016

– Aim to perform clinical trial in HER2-positive cancer in 2017

Pieris’ IO pipeline focusing on multiple targets

Pieris is pursuing both activating and inhibitory IO targets

Each immunomodulatory target combinable with different tumor targets

Bispecifics approach for tumor localized immune activation

Variable bispecific geometry facilitates optimal engagement for all receptors

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Pieris Pharmaceuticals, Inc.

255 State Street Boston, MA 02109 USA info@pieris.com

Pieris Pharmaceuticals, GmbH.

Lise-Meitner-Strasse 30 85354 Freising (Munich) Germany info@pieris.com

Thanks to the Pieris Team!

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